Exhibit 99 Thomas G. Caldwell President and CEO Donald L. Stacy Treasurer and CFO

Forward Looking Statements
This
presentation
contains
forward-looking
statements
within
the
meaning
of
the
Securities
Exchange
Act
of
1934
and
the
Private
Securities
Litigation
Reform
Act
of
1995
concerning
Middlefield
Banc
Corp.’s
plans,
strategies,
objectives,
expectations,
intentions,
financial
condition
and
results
of
operations.
These
forward-looking
statements
reflect
management’s
current
views
and
intentions
and
are
subject
to
known
and
unknown
risks,
uncertainties,
assumptions
and
other
factors
that
could
cause
the
actual
results
to
differ
materially
from
those
contemplated
by
the
statements.
The
significant
risks
and
uncertainties
related
to
Middlefield
Banc
Corp.
of
which
management
is
aware
are
discussed
in
detail
in
the
periodic
reports
that
Middlefield
Banc
Corp.
files
with
the
Securities
and
Exchange
Commission
(the
“SEC”),
including
in
the
“Risk
Factors”
section
of
its
Annual
Report
on
Form
10-K
and
its
Quarterly
Report
on
Form
10-Q.
Investors
are
urged
to
review
Middlefield
Banc
Corp.’s
periodic
reports,
which
are
available
at
no
charge
through
the
SEC’s
website
at
www.sec.gov
and
through
Middlefield
Banc
Corp.’s
website
at
www.middlefieldbank.bank
on
the
“Investor
Relations”
page.
Middlefield
Banc
Corp.
assumes
no
obligation
to
update
any
of
these
forward-looking
statements
to
reflect
a
change
in
its
views
or
events
or
circumstances
that
occur
after
the
date
of
this
presentation.

www.middlefieldbank.bank

Middlefield: A community bank that is safe, strong and committed

www.middlefieldbank.bank
Bank established 1901/HC established 1988
Strong brand recognition in core markets
–
#3 overall within its core NE Ohio market
Cleveland MSA and Columbus MSA have a
combined population of more than 4.0 million
Strong
leadership
team
-
Average
tenure
of
nine
executive officers:
–
At MBCN is over 14 years
–
Within industry is over 28 years
*Stock Data at July 14, 2017 and Financial Data at June 30, 2017
Overview
Rankings and Awards
KBW
(2)
Named one of 25 U.S. banking institutions to KBW’s
coveted “Bank Honor Roll” of superior performers.
American
Banker
(1)
Ranked
85
th
in
American
Banker’s
Annual
List
of
the
Top 200 Publicly Traded Community Banks.
Of the top 200, 16 Ohio financial institutions made
the list and Middlefield ranked 6th in Ohio-based
institutions.
Sources:
(1) American Banker April 28, 2017;
(2) KBW April 13, 2015
$158 Mil.
Market Cap
$1.08 (2.2%)
Div. & Yield
$1,070 Mil.
Assets
$847 Mil.
Deposits
$2.91
TTM EPS
16.9x
P/TTM EPS

Investment Highlights

www.middlefieldbank.bank
The largest independent community bank in its core
northeast Ohio markets.
The franchise serves two of Ohio's most attractive
banking markets.
Recently granted the Bank Preferred Lender status
under the SBA's Preferred Lender Program.
Well diversified loan portfolio across geography and
collateral type, with no specific concentrations.
M&A activity in the Cleveland and Columbus markets in
recent years has limited the field of community bank
competitors and created opportunities for the Company
to take share from regional institutions and pick up free-
agent talent. Cleveland and Columbus have seen
virtually all similarly sized peers consolidated away.
Going forward, the Company believes that it is optimally
positioned between rural and metropolitan, and has the
team and infrastructure in place to support profitable
growth, organically or by acquisition, in the coming
years.
(1) Market cap data according to Bloomberg, current price at July 14, 2017
$-
$20
$40
$60
$80
$100
$120
$140
$160
$180
Market Cap
(1)
(in millions)

Growing Banking Franchise

www.middlefieldbank.bank
Strong asset and loan growth
Two compelling Ohio banking markets
Profitable throughout the economic cycle and
never reported a quarterly loss
Executing growth strategies
History of quarterly cash dividend payments
Maintained dividend amount during recession
Excellent asset quality, strong liquidity profile, and
robust core deposit base
Strong returns and efficiency ratios
Successfully raised $16.0 million in May 2017 and
$11.9 million in June 2016
$200
$400
$600
$800
$1,000
$1,200
Q2 2017
2016
2015
2014
2013
2012
2011
2010
2009
2008
2007
Total Assets (in millions)

Serving Two Distinct Ohio Markets

www.middlefieldbank.bank
Three banking locations
Columbus is the state capital and largest city in Ohio
Franklin County has the largest population of any county in Ohio with an unemployment rate of 3.4% in April of 2017
Delaware County, immediately north of Franklin, has the highest median household income in Ohio
At June 30, 2016, five of the 30 banks in Franklin and Delaware
Counties controlled nearly 88% of total deposits.
11 banking locations and one LPO
Geauga
County
is
3
in
median household income out of 88 Ohio
counties
Geauga
County
is
the
center
of
the
4
largest
Amish
population
in
the world
–
This demographic provides a strong borrowing and stable
deposit base
Stable manufacturing economy
Current markets
New market growth
New markets through Liberty Acquisition
Source: SNL Financial
Ten of the Bank's 14 branches (and nearly 75% of deposits) are located in counties that have stronger demographics than the state’s average median household income, median value of owner-occupied housing, and employment rates. Additionally, the Bank’s two
Cuyahoga County/Greater Cleveland branches (representing another 16% of deposits) are located in cities with median household incomes 81% (Solon) and 70% (Beachwood) higher than the state median.
Northeast Ohio
Central Ohio
rd
th

Community Oriented Banking Services

www.middlefieldbank.bank
Personal Banking
Annual
Personal
Loan
Growth
(1)
Commercial Banking
Annual
Commercial
Loan
Growth
(2)
Franchise value driven by dedication to making a
difference in markets served
Clients benefit from local decision making and
individual service
Customer-centric approach builds long term
relationships with desirable customers
Respected position in communities served
encourages retention of talented and
experienced management team
The Bank’s markets have seen significant industry
consolidation in the past ten years
–
In most cases, the large regional banks are
not in a position to deliver the same level of
community service that MBCN can
$503.8 million in commercial loans at June 30, 2017
Expertise in niche commercial loan products
(2)
In millions, commercial loans are C&I plus commercial real estate loans
(1)
In millions, personal loans are consumer installment plus residential real estate loans
$150
$175
$200
$225
$250
$275
$300
$325
$350
2017
YTD
2016
2015
2014
2013
2012
2011
$150
$200
$250
$300
$350
$400
$450
$500
$550
2017
YTD
2016
2015
2014
2013
2012
2011

Middlefield’s Market Share (not including Liberty Acquisition)

www.middlefieldbank.bank
Source: FDIC
Ashtabula, Geauga, Portage & Trumbull Counties
June 30, 2016
Rank
Institution
Branches
Deposits in
Market ($000)
Market
Share
1
Huntington National
Bank
44
1,880,282
23.68
2
JP Morgan Chase
17
1,015,937
12.80
3
The Middlefield Banking Co.
8
575,118
7.24
4
PNC Bank
12
553,340
6.97
5
Key Bank
15
547,328
6.89
6
Chemical Financial Corp.
10
538,876
6.79
7
Cortland Savings
& Banking
10
420,008
5.29
8
Citizens Financial Group
5
291,383
3.67
Total for institutions in market
182
7,939,259
Franklin & Delaware Counties
June 30, 2016
Rank
Institution
Branches
Deposits in
Market ($000)
Market
Share
1
Huntington National Bank
78
19,723,000
38.27
2
JP Morgan Chase
61
13,439,489
26.08
3
PNC Financial Services
49
5,648,522
10.96
4
Fifth Third Bank
46
5,145,833
9.98
5
U.S. Bancorp
37
1,337,509
2.60
22
The Middlefield Banking Co.
3
57,071
0.11
23
First
City Bank
1
41,637
0.08
24
Richwood Bancshares
1
40,109
0.08
Total for institutions in market
390
51,540,715
Strong
Market Share in
Northeastern Ohio Market
Opportunities To
Increase
Market Share in Central Ohio

www.middlefieldbank.bank
Recent Events and Growth Strategies

Expand Ohio De Novo Growth
•
Focus on high growth markets, with
favorable demographics
Grow Market Share
•
Increased advertising budget
•
Exploit changing market dynamics
Generate Fee Income
•
Secondary mortgages
•
Financial services
Enhance Team
•
New Central Ohio President
•
Invest in new lending officers
Invest in Technology
•
Enhance online banking
•
Grow mobile
Seek Attractive Acquisitions
•
Accelerate growth in similar markets
•
Generate strong payback
Executing Growth Oriented Strategic Plan

Organic Growth

www.middlefieldbank.bank
Third full-service banking location in Central
Ohio.
–
Immediately north of Middlefield's
existing Central Ohio branches
Delaware County is the fastest growing
suburban county in the State of Ohio
–
20 miles north of Columbus
–
Highest median household income in
Ohio
Opened in October 2016
Opened in October 2015
Focused on commercial banking in Lake and
Geauga Counties
Mentor is home to approximately 5,000
businesses
–
Major manufacturers include ABB Inc.,
Avery Dennison Corp., Lincoln Electric
Holding Inc., and STERIS Corp.
Lake county has over 94,000 household with a
median household income of $56,018
Source: Ohio County Profiles Lake County
Source: Delaware County
Sunbury, Ohio
Mentor, Ohio LPO

Liberty Bank N.A.
0.36%
0.67%
1.46%
0.86%
1.01%
0.0%
0.5%
1.0%
1.5%
2.0%
2012
2013
2014
2015
2016
$0.8
$1.4
$3.0
$1.8
$2.3
$-
$1.0
$2.0
$3.0
$4.0
2012
2013
2014
2015
2016
$208.2
$205.0
$207.7
$209.6
$230.1
$187.5
$195.0
$202.5
$210.0
$217.5
$225.0
$232.5
2012
2013
2014
2015
2016
Founded in 1990 by a group of local business
owners to more effectively serve the needs of
business and personal clients
Three Ohio branches located in Beachwood,
Twinsburg, and Solon
5-star "Superior" rating from Bauer Financial, Inc.
Preferred Lender for the Small Business
Administration
11
Overview
ROAA (%)
Net
Income
(in
millions)
Average
Total
Assets
(in
millions)

History of Strong Financial Results

www.middlefieldbank.bank
0.65%
0.95%
1.06%
1.07%
0.97%
0.85%
10.24%
11.98%
13.17%
12.17%
10.62%
9.33%
Return on Average Assets
Return on Average Equity
Focused on managing cost of funding
Anticipate continued pressure on profitability
levels due to:
–
Higher regulatory costs
–
Continued low rate environment
–
Investments to support growth
Opportunities to offset margin pressures and
increase profitability by improvements in fee-
based income
Six Months Ended
June 30,
2017
2016
ROAA
0.89%
0.92%
ROAE
9.05%
10.62%
Annual Return on
Average Assets and Equity
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
2016
2015
2014
2013
2012
2011
ROAA:
ROAE:

Strong 2017 First Half Growth in Profitability

www.middlefieldbank.bank
Liberty acquisition helped drive significant growth in
profitability
44.6% more average diluted shares outstanding as a
result of May 2017 stock offering and Liberty merger.
Middlefield’s larger scale and improved scope will
allow the company to improve profitability, while
offering customers a broader range of community-
oriented financial products.
Overview
Net
interest
income
(in
millions)
Net
Income
(in
millions)
EPS, Diluted
Up 42.4%
Up 35.0%
$3.4
$4.6
$-
$1.0
$2.0
$3.0
$4.0
$5.0
2016 YTD
2017 YTD
$12.7
$18.0
$-
$5.0
$10.0
$15.0
$20.0
2016 YTD
2017 YTD
$1.73
$1.61
$1.55
$1.60
$1.65
$1.70
$1.75
2016 YTD
2017 YTD

Strong Loan Growth (at June 30, 2017)

www.middlefieldbank.bank
Stable local economies, additional loan officers, and
contribution from Liberty acquisition and new Mentor
LPO drove loan growth.
Year-over-year loan growth:
–
$159.5 million increase in commercial mortgages
–
$57.0 million increase in residential mortgages
–
$36.7 million increase in commercial and industrial
–
$19.5 million increase in real estate construction loans
–
$15.4 million increase in consumer installment loans
Up 14.8% year-over-year
Up 3.7% from the 2017 first
quarter
Overview
Total
Loans
(in
millions)
Organic Loan Growth
Loans / Assets
Up 50.2%
Up 510
bps
$579.7
$867.9
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
$900.0
6/30/16
6/30/17
75.4%
80.5%
72.0%
74.0%
76.0%
78.0%
80.0%
82.0%
6/30/16
6/30/17

Stable Asset Quality

www.middlefieldbank.bank
Nonperforming loans increased 32.6%, primarily
due to a 50.2% increase in loan portfolio
No national or sub-prime lending
Lending within market area
Participation loans with banks that have similar
credit quality standards and cultures
Overview
Year-To-Date Annualized Net Charge Off
Nonperforming Loans / Total Loans
Nonperforming Assets / Total Assets
1.64%
1.45%
0.0%
0.3%
0.6%
0.9%
1.2%
1.5%
1.8%
6/30/16
6/30/17
0.08%
0.08%
0.0%
0.0%
0.0%
0.0%
0.0%
0.1%
0.1%
0.1%
0.1%
0.1%
6/30/16
6/30/17
1.40%
1.24%
0.0%
0.3%
0.6%
0.9%
1.2%
1.5%
6/30/16
6/30/17

16 www.middlefieldbank.bank Annual Supplemental Data

Annual Financial Summary

www.middlefieldbank.bank
Dollars
in thousands
2011
2012
2013
2014
2015
2016
Net interest income
21,075
22,299
22,928
23,804
24,775
25,804
Provision for loan losses
3,085
2,168
196
370
315
570
Noninterest income
2,237
3,451
3,145
3,588
4,044
3,959
Noninterest expense
15,501
15,639
16,870
17,850
20,077
20,872
Income before income taxes
4,726
7,943
9,007
9,172
8,427
8,321
Income taxes
596
1,662
1,979
1,992
1,562
1,905
Net income
4,130
6,281
7,028
7,180
6,865
6,416
Net interest margin
3.65%
3.74%
3.85%
3.93%
3.94%
3.79%
Total assets
654,551
670,288
647,090
677,531
735,139
787,821
Loans outstanding, net
395,061
400,654
428,679
463,738
527,325
602,542
Deposits
580,962
593,335
568,836
586,112
624,447
629,934
Equity capital
47,253
55,437
53,473
63,867
62,304
76,960
Earnings per share
2.45
3.29
3.48
3.52
3.41
3.04
Cash dividend (per share)
1.04
1.04
1.04
1.04
1.07
1.08
Dividend pay-out ratio
42.71%
31.87%
29.84%
29.54%
30.90%
36.13%
Return on average assets
0.65%
0.95%
1.06%
1.07%
0.97%
0.85%
Return on average equity
10.24%
11.98%
13.17%
12.17%
10.62%
9.33%

Excellent Asset Quality and Capital Levels

www.middlefieldbank.bank
Strong reserve coverage provides flexibility in managing potential losses with reduced impact on net income
2012
2013
2014
2015
2016
Nonperforming Loans
$14,224
$12,290
$9,048
$10,263
$7,075
Real Estate Owned
1,846
2,698
2,590
1,412
934
Nonperforming Assets
$16,070
$14,988
$11,638
$11,675
$8,009
Nonperforming Assets/
Total Assets (%)
2.40%
2.32%
1.72%
1.59%
1.02%
Allowance for Loan Losses
$7,779
$7,046
$6,846
$6,385
$6,598
Allowance/Total Loans (%)
1.90%
1.62%
1.45%
1.20%
1.08%
Net Charge-off Ratio (%)
0.30%
0.22%
0.13%
0.16%
0.06%